SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Federated Equity Funds
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Federated Equity Funds Federated Market Opportunity Fund

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!  ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.

Federated Market Opportunity Fund (the “Fund”), a portfolio of the Federated Equity Funds (the “Trust”), will hold a special meeting of shareholders of Federated Market Opportunity Fund on January 27, 2009.  It is important for you to vote on the issues described in this Proxy Statement.  We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issues.

Following is an introduction to the process and the proposals.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the ones included in this Proxy Statement.  You have a right to vote on these changes.

What are the proposals?
There are two proposals:
·	A change to the Fund’s fundamental investment objective.

·	A change to the Fund’s policy on investing in commodities to allow investment in commodities to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”).
Why are the Trustees recommending a change to the Fund’s fundamental investment objective?
The Board of Trustees believes that the proposed change will better define the Fund and allow the Adviser greater investment flexibility to efficiently manage the Fund’s assets.  The Fund’s current investment objective is to provide moderate capital appreciation and high current income.  Upon approval of the change, the Fund’s investment objective will be to provide absolute (positive) returns with low correlation to the U.S. equity market.
Why is a change to the Fund’s fundamental investment policy on investing in commodities being proposed?
The change to the Fund’s fundamental policy on investing in commodities is being proposed to allow the Fund to take advantage of certain investment opportunities in commodities that have recently become available in the marketplace.  The Fund will be able to compete in the marketplace by investing in commodities up to the maximum extent permitted under the 1940 Act and limited only to the extent disclosed in the Fund’s prospectus or otherwise prohibited by applicable regulation, such as the Internal Revenue Code.
How do I vote my shares?
You may vote in person at the meeting, or by completing and returning the enclosed proxy card.

If you:

1.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
2.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposals.

You may also vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.

Whom do I call if I have questions about this Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

After careful consideration, the Board of Trustees has unanimously approved these proposals.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposals.

FEDERATED EQUITY FUNDS

Federated Market Opportunity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 27, 2009

A Special Meeting of the shareholders of Federated Market Opportunity Fund (the “Fund”), a portfolio of Federated Equity Funds (the “Trust”), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on January 27, 2009, at 2:00 p.m. (Eastern time).  A form of Proxy and Proxy Statement for the meeting are furnished together with this notice.  The Special Meeting will be held for the following purposes:

1.	To approve or disapprove changing the Fund’s fundamental investment objective; and

2.	To approve or disapprove a change to the Fund’s fundamental investment policy regarding investing in commodities.

The Board of Trustees has fixed December 1, 2008 as the record date for determination of shareholders entitled to vote at the Special Meeting.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

December 17, 2008

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
TO AVOID ADDITIONAL EXPENSE.

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy.  If you are unable to attend the meeting, please mark, sign, date and return the enclosed Proxy so that the necessary quorum may be represented at the Special Meeting.  The enclosed envelope requires no postage if mailed in the United States.

TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

PROPOSAL 1: APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE
     Comparative Fee Tables

PROPOSAL 2: APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTING IN COMMODITIES

INFORMATION ABOUT THE FUND

     Proxies, Quorum and Voting at the Special Meeting

     Share Ownership of the Fund

      Legal Proceedings

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

PROXY STATEMENT

FEDERATED EQUITY FUNDS

Federated Market Opportunity Fund

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1 (800) 341-7400

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Trustees (the “Board” or “Trustees”) of Federated Equity Funds (the “Trust”).  The proxies will be voted at the special meeting of shareholders of the Fund to be held on January 27, 2009.  The meeting will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern Time) (such special meeting and any adjournment or postponement thereof is referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund.  In addition to the solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Fund or its Adviser or, if necessary, through a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

At its meeting on November 13, 2008, the Board approved a change to the Fund’s fundamental investment objective and the Fund’s fundamental investment policy on investing in commodities. These changes are subject to shareholder approval.  The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about December 17, 2008, to shareholders of record at the close of business on December 1, 2008 (the “Record Date”).  On the Record Date, the Fund had outstanding 127,438,845 shares of beneficial interest, each share being entitled to one vote and fractional shares having proportionate voting rights.

The Fund’s annual report, which includes audited financial statements for the fiscal year ended October 31, 2007, and semi-annual report, which includes unaudited financial statements for the period ended April 30, 2008, were previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund’s shareholder reports.  Requests for the annual report or semi-annual report for the Fund may be made by writing to the Trust’s principal executive offices or by calling the Trust.  The Trust’s principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.  The Trust’s toll-free telephone number is 1-800-341-7400.

PROPOSAL 1

APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE

Federated Equity Management Company of Pennsylvania, (“FEMCOPA” or the “Adviser”), the Fund’s investment adviser manages the Fund’s portfolio in pursuit of its fundamental investment objective.   This objective defines the investment goal of the Fund.   The Fund’s objective currently reads as follows:

The Fund’s investment objective is to provide moderate capital appreciation and high current income.

It is being proposed that, upon approval by the Fund’s shareholders, the fundamental investment objective will be changed to the following:

The Fund’s investment objective is to provide absolute (positive) returns with low correlation to the U.S. equity market.

The proposed change to the Fund’s investment objective is intended to identify the Fund as primarily seeking to provide absolute (positive) returns with low correlation to the U.S. equity market.  In pursuit of the Fund’s proposed investment objective the Adviser anticipates using a broad investment strategy which gives it the flexibility to invest in a wide variety of asset classes, permits it to obtain short exposure (whether through a short sale, derivative, exchange-traded fund or otherwise), and permits it to have exposure to alternative asset classes such as commodities or real estate (via investing in Real Estate Investment Trusts).  For a more complete description of such asset classes and the risks associated with those asset classes, please see the Fund’s Prospectus and Statement of Additional information which has previously been mailed to you and which is available by calling 1-800-341-7400.  The Fund’s investment strategy currently permits the Fund to invest in many of these instruments and already provides substantial flexibility in terms of the asset classes in which the Fund may invest.

However, if the change in investment objective is approved by shareholders, it is anticipated that the Fund’s investment strategy will be amended to permit additional investment techniques, such as selling securities short.  A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market.  At a future date, the security is repurchased by the Fund and returned to the lender.  While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender.  If the value of the security declines between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the fund makes a profit on the difference (less any interest and/or dividend payments the Fund is required to pay the lender).  There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund.  If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any interest and/or dividends the Fund is required to pay the lender).  This loss is theoretically unlimited as there is no limit as to how high the security sold can appreciate in value.

In addition, the proposed change to the Fund’s policy of investing in commodities (See, Proposal 2) will provide the Fund with greater flexibility to invest in commodities, including securities whose performance is linked to the price of a commodity index or the performance of an underlying commodity.  Lastly, the proposed change to the Fund’s investment objective may cause the Adviser to focus less on the income producing potential of a potential investment.  To the extent the Adviser focuses less on the income producing potential of an investment, such a change in focus by the Adviser, may result in a reduction of income distributed by the Fund.

COMPARATIVE FEE TABLES
As previously noted, when the Fund engages in a short sale of a security it may be required to pay to the lender of the security the equivalent of any dividend or interest payments paid by the security subject to the short sale.  Such expenses are treated as expenses of the Fund and accordingly will be reflected in the fee tables for the Fund.  Therefore, the following fee tables show the current fees and expenses of the Fund along with estimated fees and expenses that include estimate amounts attributable to the Fund potentially engaging in short sales.

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated Market Opportunity Fund, Class A Shares for its most recent fiscal year ended October 31, 2008 and (2) the pro forma anticipated fees and expenses of Federated Opportunity Fund’s Class A Shares for the fiscal period ending October 31, 2009.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders and that the Fund’s registration statement has been amended to permit the Fund to enter into short sales. The pro forma fee table shows the estimated fees for the Federated Opportunity Fund, as of October 31, 2009, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Market Opportunity Fund – Class A Shares	Federated Market Opportunity Fund – Class A Shares Pro Forma
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%	0.75%
Distribution (12b-1) Fee3	0.05%	0.05%
Other Expenses
Dividends on Short Positions4	None	0.32%
Other Operating Expenses	0.49%	0.49%
Total Actual/Anticipated Direct Annual Fund Operating Expenses	1.29%	1.61%
Acquired Fund Fees and Expenses5	0.06%	0.06%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses	1.35%6	1.67%
1With respect to Federated Market Opportunity Fund, the percentages are based on expenses paid for the entire fiscal year ended October 31, 2008.  With respect to Federated Market Opportunity Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending October 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Market Opportunity Fund, although not contractually obligated to do so, the Adviser reimbursed certain amounts.  Additionally, the distributor did not charge certain amounts.  These are shown below along with the net expenses the Fund paid for the fiscal year ended October 31, 2008. With respect to Federated Market Opportunity Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser expects to reimburse certain amounts.  Additionally, the distributor expects not to charge certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2009.

Total Actual/Anticipated Reimbursement and Reduction of Fund Expenses	0.09%	0.09%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses (after reimbursement and reduction)	1.26%	1.58%
2 With respect to Federated Market Opportunity Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Fund (after the anticipated reimbursement) is expected to be 0.71% for the fiscal year ending October 31, 2009.

3  The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended October 31, 2008.  The Fund’s Class A Shares has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2009.  On November 15, 2007, the Fund’s Board of Trustees approved an amendment to the distribution (12b-1) plan reducing the distribution (12b-1) fee for the Fund’s Class A Shares from 0.25% to 0.05% effective December 31, 2007.  The fee table for Federated Market Opportunity Fund represents the fees that would have been in place had this change occurred on November 1, 2007, the first day of the fiscal year ended October 31, 2008.

4  When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security (“dividend-substitute payments”).  The dividend-substitute payments are investment expenses of the Fund.

5  The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

6The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any “Acquired Fund Fees and Expenses”) paid by the Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.24% for the fiscal year ended October 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing each fund’s Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each fund’s Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each fund’s Class A Shares operating expenses are before anticipated reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Market Opportunity Fund
Expenses assuming redemption	$680	$954	$1,249	$2,085
Expenses assuming no redemption	$680	$954	$1,249	$2,085
Federated Market Opportunity Fund Pro Forma Combined
Expenses assuming redemption	$710	$1,048	$1,407	$2,418
Expenses assuming no redemption	$710	$1,048	$1,407	$2,418

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated Market Opportunity Fund, Class B Shares for its most recent fiscal year ended October 31, 2008 and (2) the pro forma anticipated fees and expenses of Federated Opportunity Fund’s Class B Shares for the fiscal period ending October 31, 2009.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders and that the Fund’s registration statement has been amended to permit the Fund to enter into short sales. The pro forma fee table shows the estimated fees for the Federated Opportunity Fund, as of October 31, 2009, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Market Opportunity Fund – Class B Shares	Federated Market Opportunity Fund – Class B Shares Pro Forma
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Reimbursement)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%	0.75%
Distribution (12b-1) Fee	0.75%	0.75%
Other Expenses
Dividends on Short Positions3	None	0.32%
Other Operating Expenses	0.49%	0.49%
Total Actual/Anticipated Direct Annual Fund Operating Expenses	1.99%	2.31%
Acquired Fund Fees and Expenses4	0.06%	0.06%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses5	2.05%6	2.37%
1With respect to Federated Market Opportunity Fund, the percentages are based on expenses paid for the entire fiscal year ended October 31, 2008.  With respect to Federated Market Opportunity Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending October 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Market Opportunity Fund, although not contractually obligated to do so, the Adviser reimbursed certain amounts.  These are shown below along with the net expenses the Fund paid for the fiscal year ended October 31, 2008. With respect to Federated Market Opportunity Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser expects to reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2009.

Total Actual/Anticipated Reimbursement of Fund Expenses	0.04%	0.04%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses (after reimbursement)	2.01%	2.33%
2 With respect to Federated Market Opportunity Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Fund (after the anticipated reimbursement) is expected to be 0.71% for the fiscal year ending October 31, 2009.

3  When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security (“dividend-substitute payments”).  The dividend-substitute payments are investment expenses of the Fund.

4  The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

5  After Class B Shares have been held for eight years from the date of purchase, they will automatically covert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

6The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any “Acquired Fund Fees and Expenses”) paid by the Fund’s Class B Shares (after the voluntary waivers and reimbursements) will not exceed 1.99% for the fiscal year ended October 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing each fund’s Class B Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each fund’s Class B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each fund’s Class B Shares operating expenses are before anticipated reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Market Opportunity Fund
Expenses assuming redemption	$758	$1,043	$1,303	$2,200
Expenses assuming no redemption	$208	$643	$1,103	$2,200
Federated Market Opportunity Fund Pro Forma Combined
Expenses assuming redemption	$790	$1,139	$1,465	$2,532
Expenses assuming no redemption	$240	$739	$1,265	$2,532

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated Market Opportunity Fund, Class C Shares for its most recent fiscal year ended October 31, 2008 and (2) the pro forma anticipated fees and expenses of Federated Opportunity Fund’s Class C Shares for the fiscal period ending October 31, 2009.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders and that the Fund’s registration statement has been amended to permit the Fund to enter into short sales. The pro forma fee table shows the estimated fees for the Federated Opportunity Fund, as of October 31, 2009, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Market Opportunity Fund – Class C Shares	Federated Market Opportunity Fund – Class C Shares Pro Forma
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Reimbursement)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%	0.75%
Distribution (12b-1) Fee	0.75%	0.75%
Other Expenses
Dividends on Short Positions3	None	0.32%
Other Operating Expenses	0.49%	0.49%
Total Actual/Anticipated Direct Annual Fund Operating Expenses	1.99%	2.31%
Acquired Fund Fees and Expenses4	0.06%	0.06%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses	2.05%5	2.37%
1With respect to Federated Market Opportunity Fund, the percentages are based on expenses paid for the entire fiscal year ended October 31, 2008.  With respect to Federated Market Opportunity Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending October 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Market Opportunity Fund, although not contractually obligated to do so, the Adviser reimbursed certain amounts.  These are shown below along with the net expenses the Fund paid for the fiscal year ended October 31, 2008. With respect to Federated Market Opportunity Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser expects to reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2009.

Total Actual/Anticipated Reimbursement of Fund Expenses	0.04%	0.04%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses (after reimbursement)	2.01%	2.33%
2 With respect to Federated Market Opportunity Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Fund (after the anticipated reimbursement) is expected to be 0.71% for the fiscal year ending October 31, 2009.

3  When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security (“dividend-substitute payments”).  The dividend-substitute payments are investment expenses of the Fund.

4  The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

5The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any “Acquired Fund Fees and Expenses”) paid by the Fund’s Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.99% for the fiscal year ended October 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing each fund’s Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each fund’s Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each fund’s Class C Shares operating expenses are before anticipated reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Market Opportunity Fund
Expenses assuming redemption	$308	$643	$1,103	$2,379
Expenses assuming no redemption	$208	$643	$1,103	$2,379
Federated Market Opportunity Fund Pro Forma Combined
Expenses assuming redemption	$340	$739	$1,265	$2,706
Expenses assuming no redemption	$240	$739	$1,265	$2,706

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the Federated Market Opportunity Fund, Institutional Shares for its most recent fiscal year ended October 31, 2008 and (2) the pro forma anticipated fees and expenses of Federated Opportunity Fund’s Institutional Shares for the fiscal period ending October 31, 2009.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders and that the Fund’s registration statement has been amended to permit the Fund to enter into short sales. The pro forma fee table shows the estimated fees for the Federated Opportunity Fund, as of October 31, 2009, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Market Opportunity Fund – Institutional Shares	Federated Market Opportunity Fund – Institutional Shares Pro Forma
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Reimbursement)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%	0.75%
Distribution (12b-1) Fee	None	None
Other Expenses
Dividends on Short Positions3	None	0.32%
Other Operating Expenses	0.24%	0.24%
Total Actual/Anticipated Direct Annual Fund Operating Expenses	0.99%	1.31%
Acquired Fund Fees and Expenses4	0.06%	0.06%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses	1.05%5	1.37%
1With respect to Federated Market Opportunity Fund, the percentages are based on expenses paid for the entire fiscal year ended October 31, 2008.  With respect to Federated Market Opportunity Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending October 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Market Opportunity Fund, although not contractually obligated to do so, the Adviser reimbursed certain amounts.  These are shown below along with the net expenses the Fund paid for the fiscal year ended October 31, 2008. With respect to Federated Market Opportunity Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser expects to reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2009.

Total Actual/Anticipated Reimbursement of Fund Expenses	0.04%	0.04%
Total Actual/Anticipated Direct and Acquired Annual Fund Operating Expenses (after reimbursement)	1.01%	1.33%
2 With respect to Federated Market Opportunity Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Fund (after the anticipated reimbursement) is expected to be 0.71% for the fiscal year ending October 31, 2009.

3  When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security (“dividend-substitute payments”).  The dividend-substitute payments are investment expenses of the Fund.

4  The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

5The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any “Acquired Fund Fees and Expenses”) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.99% for the fiscal year ended October 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing each fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each fund’s Institutional Shares operating expenses are before anticipated reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Market Opportunity Fund	$107	$334	$579	$1,283

Federated Market Opportunity Fund Pro Forma Combined	$139	$434	$750	$1,646

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 1

PROPOSAL 2

APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN COMMODITIES

The Investment Company Act of 1940 (the “1940 Act”) requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are referred to as “fundamental limitations”.

Shareholders are being asked to approve a revision to the Fund’s current fundamental investment policy regarding investing in commodities. The Fund’s policy currently states that:

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.  For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

It is being proposed that, upon approval by the Fund’s shareholders, the Fund’s fundamental investment policy regarding investing in commodities will be replaced with the following:

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

If the proposal is approved, the Fund will have the ability to invest in commodities to the maximum extent permitted under the 1940 Act.  The 1940 Act does not currently contain a specific percentage limitation on the amount a fund can invest in commodities.  However, the Fund’s ability to meet other requirements of the 1940 Act and its ability to comply with certain provisions of the Internal Revenue Code may effectively constrain the extent to which a fund may invest in commodities.   Investments in commodities subject the Fund to certain risks such as: the risk associated with investing in commodities, market risks and liquidity risks.   The prices of the commodities are volatile and market movements are difficult to predict.  Therefore, there could be a risk that the Fund’s ability to dispose of a commodities contract or enter into an offsetting contract may be limited.

If the proposal is approved, the Fund will be permitted to take advantage of certain investment opportunities in commodities that have become available in the marketplace.  Under the revised policy such investment opportunities could include investments where the Fund could be deemed to be holding a physical commodity.   The Fund will be able to compete in the marketplace by investing in commodities up to the maximum extent permitted under the 1940 Act and limited only to the extent disclosed in the Fund’s prospectus or by other applicable regulatory provisions, such as provisions of the Internal Revenue Code.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 2

INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of the Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  Under both the 1940 Act and the Fund’s Declaration of Trust, the favorable vote of a “majority of the outstanding voting shares” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.  The favorable vote of a majority of the outstanding voting shares of the Fund is required to approve each of the Proposals.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

In order to hold the Special Meeting, a “quorum” of shareholders of the Fund must be present.  Holders of one-fourth of the total number of Shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of transacting any other business which may come before the meeting.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of some of the proposals.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposals.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposals, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Proxies may be solicited by officers, employees or agents of the Fund or the Adviser, as well as any proxy solicitation firm hired by the Fund, such as Broadridge Financial Solutions, Inc.  Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Fund.   It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form.  Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud.  Proxy solicitation expenses for the Fund are estimated to be approximately $523,944

Share Ownership of the Fund

Officers and Trustees of the Fund own less than 1% of the Fund’s outstanding shares.

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund’s Class A Shares:  Citigroup Global Markets, Inc., New York, NY, owned approximately 3,754,162 Shares (5.70%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 10,091,406 Shares (15.32%); Edward Jones & Co., Maryland Heights, MO, owned approximately 12,377,947 Shares (18.79%).

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund’s Class B Shares:  Citigroup Global Markets, Inc., New York, NY, owned approximately 1,514,918 Shares (8.12%); Pershing LLC, Jersey City, NJ, owned approximately 1,883,122 Shares (10.10%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 2,002,108 Shares (10.74%); Edward Jones & Co., Maryland Heights, MO, owned approximately 2,582,644 Shares (13.85%).

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund’s Class C Shares:  Morgan Stanley & Co., Jersey City, NJ, owned approximately 2,169,300 Shares (5.13%); Citigroup Global Markets, Inc., New York, NY, owned approximately 6,661,681 Shares (15.76%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 10,982,049 Shares (25.98%).

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund’s Institutional Shares:  NFS LLC, Fort Wayne, IN, owned approximately 218,726 Shares (34.38%); Emjay Corporation, Greenwood Village, CO, owned approximately 338,673 Shares (52.23%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Fund is not required, and does not intend, to hold regular annual meetings of shareholders.   Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Equity Funds, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary
December 17, 2008

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund may deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides so-called “householding”, as permitted by applicable rules. The Fund’s “householding” program covers Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty 60 days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted “implied consent”, can revoke that consent and opt out of “householding” at any time and can request a separate copy of this proxy by contacting the Fund by mail at: Federated Equity Funds, Federated Investors Tower, 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7010: or by calling the Fund at 1-800-864-1013. Shareholders who purchased shares through an intermediary should contact their representative.

FEDERATED EQUITY FUNDS

Federated Market Opportunity Fund

Investment Adviser
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Cusip 314172743
Cusip 314172735
Cusip 314172727
Cusip 314172453

39601 (12/08)

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

FEDERATED MARKET OPPORTUNITY FUND

To  vote  by  Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

FMOPF1

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FEDERATED MARKET OPPORTUNITY FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF FEDERATED EQUITY FUNDS. THIS PROXY, WHEN

PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

For   Against   Abstain

1.      To change the Fund's fundamental investment objective; and                           0 00

2.      To change the Fund’s  fundamental investment policy regarding investing  in commodities.                                                         0   0     0

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please  sign  this  proxy  exactly  as  your  name  appears  on  the  books  of  the  Trust.   Joint  owners  should  each  sign  personally.

Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

FEDERATED  MARKET  OPPORTUNITY  FUND

A portfolio of Federated Equity Funds

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 27, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Market Opportunity Fund  (the "Fund"), a portfolio of Federated Equity Funds (the "Trust"), hereby appoint Justine S. Patrick, Todd P. Zerega, Shannon McDowell, M. Allison Miller, and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on January 27, 2009, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. (Eastern Time), and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  If  no  choice  is  indicated  as  to  the  item,  this  proxy  will  be  voted  affirmatively  on  the  matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.